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Pioneer
America Income
Trust

SEMIANNUAL REPORT 6/30/98

Table of Contents
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Letter from the Chairman                                                     1

Portfolio Summary                                                            2

Performance Update                                                           3

Portfolio Management Discussion                                              6

Schedule of Investments                                                     10

Financial Statements                                                        12

Notes to Financial Statements                                               18

Report of Independent Public Accountants                                    22

Trustees, Officers and Service Providers                                    23

Retirement Plans from Pioneer                                               24

Programs and Services for Pioneer Shareowners                               26

The Pioneer Family of Mutual Funds                                          28

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Pioneer America Income Trust

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LETTER FROM THE CHAIRMAN 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

Fixed-income markets, in particular U.S. bonds, produced strong results over the past six months as the powerful combination of low interest rates and benign inflation pushed bond prices higher. Holders of government securities - like those owned by Pioneer America Income Trust - enjoyed stable prices and competitive yields. Investors who were willing to accept more risk were rewarded with even stronger returns, but this should not deter you from having a portion of your portfolio in relatively conservative investments like your Fund.

Predicting the short-term direction of financial markets is almost always a futile exercise, as the first six months of 1998 reminded many investors. While stock and bond markets produced solid returns, concerns about the Asian economic crisis and its effect on corporate earnings prompted periods of volatility. What can you as an investor do? I encourage you to periodically review your financial goals with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer America Income Trust, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.,
John F. Cogan, Jr.,
Chairman and President


                                                                               1
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Pioneer America Income Trust

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PORTFOLIO SUMMARY 6/30/98
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [The following data was represented as a pie chart in the printed material.]

     Short-Term Cash Equivalents              1%
     U.S. Treasury Obligations               60%
     U.S. Government Agency Obligations      39%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

  [The following data was represented as a pie chart in the printed material.]

                              0-2 Years      16.9%
                              2-5 Years      16.1%
                              5-7 Years      28.4%
                              7-10 Years     20.2%
                              10-20 Years     4.8%
                              20+ Years      13.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

1.  U.S. Treasury Bond, 8.0%, 11/15/21                           13.75%
2.  Government National Mortgage Association, 7.5%, 2/15/27      11.01
3.  U.S. Treasury Bond, 8.25%, 5/15/05                            7.14
4.  Government National Mortgage Association, 6.5%, 6/15/28       6.82
5.  U.S. Treasury Notes, 7.0%, 7/15/06                            6.61
6.  U.S. Treasury Bond, 6.375%, 3/31/01                           4.92
7.  U.S. Treasury Bond, 7.25%, 5/15/16                            4.84
8.  U.S. Treasury Bond, 9.125%, 5/15/09                           4.51
9.  U.S. Treasury Notes, 7.25%, 5/15/04                           4.11
10. Government National Mortgage Association, 7.0%, 2/15/28       3.45

Fund holdings will vary for other periods.


2
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Pioneer America Income Trust

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PERFORMANCE UPDATE 6/30/98                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   6/30/98       12/31/97
                             $9.95         $9.93

Distributions per Share     Income        Short-Term        Long-Term
(12/31/97 - 6/30/98)        Dividends     Capital Gains     Capital Gains
                            $0.301             --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of June 30, 1998)

                Net Asset  Public Offering
Period            Value         Price*
10 Years          7.59%         7.10%
5 Years           5.49          4.52
1 Year            9.16          4.22

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   [The following material was represented by a graph in the printed material]

                        Pioneer America           Lehman Brothers
                         Income Trust*          Government Bond Index
          6/88                9,550                    10,000
                             10,439                    11,208
          6/90               11,283                    11,985
                             12,385                    13,199
          6/92               13,731                    15,014
                             15,197                    16,951
          6/94               14,871                    16,724
                             16,358                    18,741
          6/96               16,976                    19,587
                             18,186                    21,036
          6/98               19,853                    23,402




The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer America Income Trust

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PERFORMANCE UPDATE 6/30/98                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   6/30/98         12/31/97
                             $9.92           $9.90

Distributions per Share     Income           Short-Term        Long-Term
(12/31/97 - 6/30/98)        Dividends        Capital Gains     Capital Gains
                             $0.269               --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of June 30, 1998)

                    If           If
Period             Held       Redeemed*
Life-of-Fund       6.25%        5.86%
(4/29/94)
1 Year             8.31         4.31

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   [The following material was represented by a graph in the printed material]

                        Pioneer America           Lehman Brothers
                         Income Trust*          Government Bond Index
          4/94               10,000                    10,000
          6/94                9,952                     9,964
                              9,978                    10,006
                              9,943                    10,041
                             10,395                    10,514
          6/95               10,856                    11,166
                             11,034                    11,364
                             11,442                    11,883
                             11,197                    11,614
          6/96               11,186                    11,670
                             11,338                    11,866
                             11,624                    12,212
                             11,516                    12,113
          6/97               11,890                    12,533
                             12,188                    12,953
                             12,508                    13,383
                             12,632                    13,585
          6/98               12,678                    13,943

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer America Income Trust

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PERFORMANCE UPDATE 6/30/98 CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   6/30/98           12/31/97
                             $9.91             $9.90

Distributions per Share     Income           Short-Term        Long-Term
(12/31/97 - 6/30/98)        Dividends        Capital Gains     Capital Gains
                             $0.263               --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of June 30, 1998)

                    If           If
Period             Held       Redeemed*
Life-of-Fund       4.79%        4.79%
(1/31/96)
1 Year             8.32         8.32

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

   [The following material was represented by a graph in the printed material]

                        Pioneer America           Lehman Brothers
                         Income Trust*          Government Bond Index
          1/96               10,000                    10,000
                              9,748                     9,714
          6/96                9,728                     9,761
                              9,861                     9,925
                             10,104                    10,214
                             10,020                    10,131
          6/97               10,335                    10,483
                             10,607                    10,834
                             10,890                    11,194
                             10,995                    11,363
          6/98               11,194                    11,662

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer America Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/98
--------------------------------------------------------------------------------

The first half of Pioneer America Income Trust's fiscal year ended on June 30, 1998. During that time, both foreign and domestic investors were attracted to the favorable investment climate in the United States, and the safe haven that U.S. government securities represent. This demand pushed bond prices higher and interest rates lower, and produced attractive total returns for investors in U.S. government bonds.

The following discussion with Sherman B. Russ, your Fund's portfolio manager, details the investment environment and the strategies that affected your Fund's performance during the reporting period. An investment professional for over 20 years, Mr. Russ oversees the team responsible for the daily management of Pioneer America Income Trust.

Q: How did the Trust perform over the past six months?

A: The Fund produced an attractive level of income and a solid return while maintaining the highest standards of quality. Pioneer America Income Trust invests only in securities that carry the "full faith and credit" pledge of the U.S. government. (This guarantee applies to the timely payment of interest and principal, not to the underlying value of the securities themselves, or the value of Fund shares.) As of June 30, the Fund's Class A Shares, 30-day SEC yield was 5.25%.

   For the six months ended June 30, Class A Shares returned 3.28%, Class B 2.96% and Class C 2.79%, all at net asset value. In comparison, the 194 general U.S. government funds followed by Lipper Analytical Services returned an average of 3.62%. We attribute the difference in performance to the Fund's higher investment standards. Other funds in this category can invest in corporate debt, foreign government issues, commercial mortgage-backed securities and even equities. Because these securities involve greater risk, they often provide higher returns.


6
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Pioneer America Income Trust

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Q: What influenced the investment environment for U.S. government securities?

A: Robust economic and fiscal health in the United States, and concerns about problems in Asia, dominated the period. This combination gave positive momentum to a rising U.S. dollar and sparked a "flight to quality" that drove the yield on 30-year U.S. Treasury bonds from 5.87% on December 31 to 5.63% on June 30. Bond prices rose accordingly.

   In the United States, strong labor and housing markets propelled economic growth while inflation remained at historically low levels. The U.S. Treasury also generated its first budget surplus in nearly 30 years, and subsequently issued fewer securities. A smaller supply tends to be positive for bond prices.

Q: How did the situation in Asia affect U.S. interest rates?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. Generally, investors waited for new developments or news of the situation's effect on the U.S. economy. When the crisis worsened during the second quarter, investors responded by seeking the safety and security of U.S. Treasurys. This demand pushed prices for these bonds higher and interest rates lower.

   Asia's problems held down U.S. interest rates for yet another reason. Many investors became concerned that our economy's strong pace eventually might stimulate inflation and lead the Federal Reserve to raise interest rates; however, since the United States and Asia are such active trading partners, a slowdown in Asia's economy could lessen U.S. economic growth. This would ease inflationary pressures and reduce the Fed's impetus to change rates. This possibility gave investors more confidence in government securities.


                                       7
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Pioneer America Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                              (continued)
--------------------------------------------------------------------------------

Q: How did you manage the Fund during this time?

A: We emphasized U.S. Treasurys and continued to reduce the Fund's position in higher coupon mortgage-backed securities. We selected Treasury bonds because they tend to outperform mortgage-backed securities in a declining interest rate environment, and they benefit more than any other sector from the "flight to quality." We focused on the five- to 10-year maturity range, because securities with these maturities provided much of the yield, but considerably less risk, than similar bonds with longer maturities. For example, on June 30, the 10-year U.S. Treasury provided 97% of the yield of the 30-year U.S. Treasury bond. Also, because of its shorter maturity, the price of the 10-year bond tends to fluctuate within a more limited band than the price of the so-called "long bond."

   We reduced the Fund's mortgage-backed holdings, and replaced securities sporting higher coupons with issues that reflect current, lower interest rates. We believe this enhanced the Fund's potential for total return by reducing the possibility of prepayments. Prepayments occur when a mortgage is paid off prior to its stated maturity - an activity that typically increases when interest rates decline and homeowners refinance to take advantage of lower interest rates. When the older, higher interest rate mortgage is paid off, its coupon no longer contributes to the Fund's income stream. As of June 30, 36% of the Fund's assets were invested in GNMAs - primarily in securities with "current coupons." We expect this position to produce a longer-lasting stream of attractive income, because there is a lower chance that these mortgages will be prepaid.


8
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Pioneer America Income Trust

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Q: What is your outlook for the next six months?

A: We think U.S. government securities will continue to benefit from many of the trends that existed during the first half of the fiscal period. We expect the domestic economy to remain solid and developments regarding the Federal budget surplus to be positive.

   We also believe the uncertainty of the Asian crisis will continue to affect the U.S. bond market. Near-term, we think it will prompt investors to maintain a strong preference for quality and liquidity, which should particularly benefit U.S. Treasurys and support the U.S. dollar. Longer term, we expect that the situation's outcome will determine the direction of interest rates - if the U.S. economy continues to slow, interest rates should remain stable or move moderately lower.

   We believe the Fund is well-structured in this present environment. With its policy of investing exclusively in securities backed by the U.S. government, and its emphasis on intermediate-term maturities, we believe the Fund can play an integral role in a diversified portfolio.


                                                                               9
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Pioneer America Income Trust

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SCHEDULE OF INVESTMENTS 6/30/98
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
                INVESTMENT IN SECURITIES - 99.2%
                U.S. Government Obligations - 60.2%
$ 9,915,000     U.S. Treasury Bond, 8.25%, 5/15/05                $  10,374,560
  5,590,000     U.S. Treasury Bond, 9.125%, 5/15/09                   6,548,909
  4,000,000     U.S. Treasury Bond, 10.375, 11/15/09                  5,001,320
  3,000,000     U.S. Treasury Bond, 10.00%, 5/15/10                   3,736,650
  6,000,000     U.S. Treasury Bond, 7.25%, 5/15/16                    7,030,260
 15,500,000     U.S. Treasury Bond, 8.00%, 11/15/21                  19,982,910
  4,000,000     U.S. Treasury Notes, 7.125%, 9/30/99                  4,076,040
  4,000,000     U.S. Treasury Notes, 8.875%, 5/15/00                  4,237,520
  7,000,000     U.S. Treasury Notes, 6.375%, 3/31/01                  7,146,790
  5,500,000     U.S. Treasury Notes, 7.25%, 5/15/04                   5,967,225
  4,000,000     U.S. Treasury Notes, 7.875%, 11/15/04                 4,492,600
  8,800,000     U.S.Treasury Notes, 7.00%, 7/15/06                    9,611,448
                                                                  -------------
                Total U.S. Government Obligations                 $  88,206,232
                                                                  -------------

                U.S. Government Agency Obligations - 36.0%
     51,157     Government National Mortgage Association Midget,
                 10.5%, 8/15/00 to 8/15/03                        $      54,036
    185,675     Government National Mortgage Association Midget,
                 9.5%, 12/15/03                                         193,180
    142,075     Government National Mortgage Association Midget,
                 10.0%, 1/20/06                                         147,181
    872,716     Government National Mortgage Association,
                 10.0%, 11/15/18 to 3/15/20                             964,595
  4,328,758     Government National Mortgage Association,
                 9.0%, 9/15/16 to 11/20/24                            4,612,787
    610,281     Government National Mortgage Association,
                 8.5%, 7/15/24                                          644,359
  9,974,633     Government National Mortgage Association,
                 8.0%, 5/20/25 to 4/20/27                            10,273,872
 15,563,254     Government National Mortgage Association,
                 7.5%, 2/15/27                                       15,995,135
  9,842,236     Government National Mortgage Association,
                 7.0%, 2/15/28 to 3/15/28                             9,993,216
  9,950,000     Government National Mortgage Association,
                 6.5%, 6/15/28                                        9,916,071
                                                                  -------------
                Total U.S. Government Agency Obligations          $  52,794,432
                                                                  -------------

     The accompanying notes are an integral part of these financial statements.


                                       10
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Pioneer America Income Trust

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SCHEDULE OF INVESTMENTS 6/30/98
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
                Other Government Agencies - 3.0%
$ 4,275,000     Federal Credit System Financial Assistance Corp.,
                9.45%, 11/21/03                                   $   4,336,945
                                                                  -------------
                Total Other Government Agencies                   $   4,336,945
                                                                  -------------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $142,074,140)                               $ 145,337,609
                                                                  -------------
                TEMPORARY CASH INVESTMENT - 0.8%
                Repurchase Agreement - 0.8%
  1,200,000     Chase Manhattan Bank, 7/1/98, 5.5%, repurchase
                price of $1,200,000 plus accrued interest on
                7/1/98, collateralized by $1,203,000 U.S.
                Treasury Notes, 6.375%, 4/30/99                   $   1,200,000
                TOTAL TEMPORARY CASH INVESTMENT                   -------------
                (Cost $1,200,000)                                 $   1,200,000
                TOTAL INVESTMENT IN SECURITIES AND                -------------
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $143,274,140) (a) (b)                       $ 146,537,609
                                                                  -------------

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $143,274,140 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost             $ 3,805,798

      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                (542,329)
                                                                  -----------
      Net unrealized gain                                         $ 3,263,469
                                                                  -----------

(b) At December 31, 1997, the Trust had a net capital loss carryforward of $7,671,053 which will expire between 2002 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $53,878,414 and $57,316,908, respectively.

   The accompanying notes are an integral part of these financial statements.


                                                                              11
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Pioneer America Income Trust

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BALANCE SHEET 6/30/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $1,200,000) (cost $143,274,140)                $ 146,537,609
  Cash                                                                    3,156
  Receivables -
     Fund shares sold                                                   110,883
     Investment securities sold                                         186,683
     Interest                                                         1,446,189
  Other                                                                     554
                                                                  -------------
       Total assets                                               $ 148,285,074
                                                                  -------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                      $     205,776
     Dividends                                                          220,478
  Due to affiliates                                                     165,819
  Accrued expenses                                                       64,759
                                                                  -------------
       Total liabilities                                          $     656,832
                                                                  -------------
NET ASSETS:
  Paid-in capital                                                 $ 151,834,087
  Distributions in excess of net investment income                     (101,416)
  Accumulated net realized loss on investments                       (7,367,898)
  Net unrealized gain on investments                                  3,263,469
                                                                  -------------
       Total net assets                                           $ 147,628,242
                                                                  -------------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $130,506,371/13,121,723 shares)               $        9.95
                                                                  -------------
  Class B (based on $13,534,918/1,364,681 shares)                 $        9.92
                                                                  -------------
  Class C (based on $3,586,953/361,924 shares)                    $        9.91
                                                                  -------------
Maximum Offering Price:
  Class A                                                         $       10.42
                                                                  -------------
   The accompanying notes are an integral part of these financial statements.


12
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Pioneer America Income Trust

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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98

INVESTMENT INCOME:
Interest                                                            $ 5,219,052
EXPENSES:
  Management fees                                   $   372,435
  Transfer agent fees
     Class A                                            108,743
     Class B                                              8,815
     Class C                                              1,588
  Distribution fees
     Class A                                            165,895
     Class B                                             63,270
     Class C                                             18,022
  Accounting                                             46,904
  Custodian fees                                         17,399
  Registration fees                                      34,956
  Professional fees                                      25,828
  Printing                                               10,606
  Fees and expenses of nonaffiliated trustees            12,372
  Miscellaneous                                          17,936
                                                    -----------
       Total expenses                                               $   904,769
       Less management fees waived
         by Pioneering Management Corporation                           (99,146)
       Less fees paid indirectly                                         (2,823)
                                                                    -----------
       Net expenses                                                 $   802,800
                                                                    -----------
         Net investment income                                      $ 4,416,252
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                  $   303,155
  Change in net unrealized gain on investments                           68,759
                                                                    -----------
     Net gain on investments                                        $   371,914
                                                                    -----------
     Net increase in net assets resulting from operations           $ 4,788,166
                                                                    -----------
   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98 and the Year Ended 12/31/97

                                                        Six Months Ended    Year Ended
                                                            6/30/98          12/31/97
FROM OPERATIONS:
Net investment income                                    $   4,416,252    $   9,732,858
Net realized gain on investments                               303,155          363,186
Change in net unrealized gain on investments                    68,759        1,972,746
                                                         -------------    -------------
  Net increase in net assets resulting from operations   $   4,788,166    $  12,068,790
                                                         -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.30 and $0.64 per share, respectively)      $  (4,079,698)   $  (9,003,410)
  Class B ($0.27 and $0.57 per share, respectively)           (348,786)        (574,191)
  Class C ($0.26 and $0.57 per share, respectively)            (97,166)        (151,208)
                                                         -------------    -------------
     Total distributions to shareholders                 $  (4,525,650)   $  (9,728,809)
                                                         -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  14,870,221    $  27,247,962
Reinvestment of distributions                                3,229,753        7,358,078
Cost of shares repurchased                                 (24,471,186)     (39,480,276)
                                                         -------------    -------------
  Net decrease in net assets resulting from
     fund share transactions                             $  (6,371,212)   $  (4,874,236)
                                                         -------------    -------------
  Net decrease in net assets                             $  (6,108,696)   $  (2,534,255)
NET ASSETS:
Beginning of period                                        153,736,938      156,271,193
                                                         -------------    -------------
End of period (including (distributions in excess of)/
 accumulated undistributed investment income
 of $(101,416) and $7,982, respectively)                 $ 147,628,242    $ 153,736,938
                                                         -------------    -------------


                                 '98 Shares      '98 Amount      '97 Shares      '97 Amount
Class A
Shares sold                          856,974    $  8,521,478       1,872,947    $ 18,276,093
Reinvestment of distributions        294,133       2,918,989         701,123       6,834,431
Less shares repurchased           (1,932,347)    (19,196,419)     (3,559,994)    (34,576,696)
                                ------------    ------------    ------------    ------------
  Net decrease                      (781,240)   $ (7,755,952)       (985,924)   $ (9,466,172)
                                ------------    ------------    ------------    ------------
Class B
Shares sold                          466,044    $  4,619,446         519,608    $  5,065,460
Reinvestment of distributions         25,590         253,251          44,189         430,240
Less shares repurchased             (331,965)     (3,287,812)       (339,383)     (3,295,763)
                                ------------    ------------    ------------    ------------
  Net increase                       159,669    $  1,584,885         224,414    $  2,199,937
                                ------------    ------------    ------------    ------------
Class C
Shares sold                          174,774    $  1,729,297         402,752    $  3,906,409
Reinvestment of distributions          5,814          57,513           9,590          93,407
Less shares repurchased             (200,516)     (1,986,955)       (164,594)     (1,607,817)
                                ------------    ------------    ------------    ------------
  Net increase (decrease)            (19,928)   $   (200,145)        247,748    $  2,391,999
                                ------------    ------------    ------------    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                                         Six Months     Year         Year          Year          Year        Year
                                                           Ended        Ended        Ended        Ended         Ended       Ended
                                                          6/30/98      12/31/97     12/31/96     12/31/95     12/31/94     12/31/93
CLASS A
Net asset value, beginning of period                     $    9.93    $    9.77    $   10.20    $    9.41    $   10.48    $   10.27
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:
  Net investment income                                  $    0.29    $    0.64    $    0.64    $    0.68    $    0.66    $    0.68
  Net realized and unrealized gain (loss) on investments      0.03         0.16        (0.43)        0.79        (1.07)        0.24
                                                         ---------    ---------    ---------    ---------    ---------    ---------
     Net increase (decrease) from investment operations  $    0.32    $    0.80    $    0.21    $    1.47    $   (0.41)   $    0.92
Distributions to shareholders:
  Net investment income                                      (0.30)       (0.64)       (0.64)       (0.68)       (0.66)       (0.67)
  Net realized gain                                           --           --           --           --           --          (0.04)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value               $    0.02    $    0.16    $   (0.43)   $    0.79    $   (1.07)   $    0.21
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $    9.95    $    9.93    $    9.77    $   10.20    $    9.41    $   10.48
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Total return*                                                 3.28%        8.51%        2.29%       16.06%       (3.97)%       9.07%
Ratio of net expenses to average net assets                   1.00%**+     1.02%+       1.01%+       1.02%+       1.00%        1.00%
Ratio of net investment income to average net assets          6.01%**+     6.55%+       6.51%+       6.85%+       6.84%        6.37%
Portfolio turnover rate                                         75%**        63%          43%          62%          61%          42%
Net assets, end of period (in thousands)                 $ 130,506    $ 138,022    $ 145,408    $ 162,708    $ 161,858    $ 105,892
Ratios assuming no waiver of management fees by
  PMC and no reduction for fees paid indirectly:
     Net expenses                                             1.14%**      1.14%        1.17%        1.22%        1.12%        1.13%
     Net investment income                                    5.87%**      6.43%        6.35%        6.65%        6.72%        6.24%
Ratios assuming waiver of management fees by
  PMC and reduction for fees paid indirectly:
     Net expenses                                             1.00%**      1.00%        1.00%        1.00%        --           --
     Net investment income                                    6.01%**      6.57%        6.52%        6.87%        --           --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                                           Six Months       Year          Year          Year
                                                              Ended         Ended         Ended         Ended      4/29/94 to
                                                             6/30/98      12/31/97      12/31/96      12/31/95      12/31/94
CLASS B
Net asset value, beginning of period                       $     9.90    $     9.75    $    10.17    $     9.40    $     9.85
                                                           ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
  Net investment income                                    $     0.26    $     0.57    $     0.57    $     0.61    $     0.40
  Net realized and unrealized gain (loss) on investments         0.03          0.15         (0.42)         0.77         (0.45)
                                                           ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) from investment operations    $     0.29    $     0.72    $     0.15    $     1.38    $    (0.05)
Distributions to shareholders:
  Net investment income                                         (0.27)        (0.57)        (0.57)        (0.61)        (0.40)
                                                           ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                 $     0.02    $     0.15    $    (0.42)   $     0.77    $    (0.45)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                             $     9.92    $     9.90    $     9.75    $    10.17    $     9.40
                                                           ----------    ----------    ----------    ----------    ----------
Total return*                                                    2.96%         7.61%         1.59%        15.08%        (0.57)%
Ratio of net expenses to average net assets                      1.73%**+      1.77%+        1.75%+        1.77%+        1.78%**
Ratio of net investment income to average net assets             5.27%**+      5.78%+        5.78%+        5.92%+        6.35%**
Portfolio turnover rate                                            75%**         63%           43%           62%           61%
Net assets, end of period (in thousands)                   $   13,535    $   11,935    $    9,557    $    6,992    $    2,170
Ratios assuming no waiver of management fees by
  PMC and no reduction for fees paid indirectly:
     Net expenses                                                1.86%**       1.90%         1.91%         1.97%         1.90%**
     Net investment income                                       5.14%**       5.65%         5.62%         5.72%         6.23%**
Ratios assuming waiver of management fees by
  PMC and reduction for fees paid indirectly:
     Net expenses                                                1.73%**       1.75%         1.73%         1.72%         --
     Net investment income                                       5.27%**       5.80%         5.80%         5.97%         --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                       Six Months
                                         Ended     Year Ended   1/31/96 to
                                        6/30/98     12/31/97     12/31/96
CLASS C
Net asset value, beginning of period   $    9.90    $    9.74    $   10.16
                                       ---------    ---------    ---------
Increase (decrease) from investment
  operations:
  Net investment income                $    0.26    $    0.57    $    0.52
  Net realized and unrealized gain
    (loss) on investments                   0.01         0.16        (0.42)
                                       ---------    ---------    ---------
       Net increase from investment
         operations                    $    0.27    $    0.73    $    0.10
Distributions to shareholders:
  Net investment income                    (0.26)       (0.57)       (0.52)
                                       ---------    ---------    ---------
Net increase (decrease) in net
  asset value                          $    0.01    $    0.16    $   (0.42)
                                       ---------    ---------    ---------
Net asset value, end of period         $    9.91    $    9.90    $    9.74
                                       ---------    ---------    ---------
Total return*                               2.79%        7.78%        1.04%
Ratio of net expenses to average
  net assets                                1.68%**+     1.73%+       1.80%**+
Ratio of net investment income
  to average net assets                     5.32%**+     5.74%+       5.73%**+
Portfolio turnover rate                       75%**        63%          43%
Net assets, end of period
  (in thousands)                       $   3,587    $   3,780    $   1,306
Ratios assuming no waiver
  of management fees by PMC
  and no reduction for fees
  paid indirectly:
    Net expenses                            1.81%**      1.85%        1.95%**
    Net investment income                   5.19%**      5.62%        5.58%**
Ratios assuming waiver
  of management fees by PMC
  and reduction for fees
  paid indirectly:
    Net expenses                            1.67%**      1.68%        1.76%**
    Net investment income                   5.33%**      5.79%        5.77%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
Notes to financial statements 6/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $10,902 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)
--------------------------------------------------------------------------------

   term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At June 30, 1998, $56,862 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all trans-

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)
--------------------------------------------------------------------------------

fer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $14,366 in transfer agent fees payable to PSC at June 30, 1998.

4. Distribution Plans

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $94,591 in distribution fees payable to PFD at June 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $24,440 were paid to PFD.

5. Expense Reductions

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended June 30, 1998, the Trust's expenses were reduced by $2,823 under such arrangements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
Report of independent public accountants
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer America Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of June 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

Pioneer America Income Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers
John F. Cogan, Jr.                   John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.              David D. Tripple, Executive Vice President
Margaret B.W. Graham                 Sherman B. Russ, Vice President
John W. Kendrick                     William H. Keough, Treasurer
Marguerite A. Piret                  Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

              Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

              Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFoneSM

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
The Pioneer Family of Mutual Funds
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                       Income Funds
Global/International               Taxable
Pioneer Emerging Markets Fund      Pioneer America Income Trust
Pioneer Europe Fund                Pioneer Bond Fund
Pioneer Gold Shares                Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund          Tax-Exempt
                                   Pioneer Intermediate Tax-Free Fund
United States                      Pioneer Tax-Free Income Fund
Pioneer Capital Growth Fund
Pioneer Growth Shares              Money Market Fund
Pioneer Micro-Cap Fund             Pioneer Cash Reserves Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFonesm for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                                ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]    Pioneer Funds Distributor, Inc.        0898-5438
          60 State Street                   (c)  Pioneer Funds Distributor, Inc.
          Boston, Massachussetts 02109           Printed on Recycled Paper
          www.pioneerfunds.com